                              THE GABELLI ABC FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1997



TO OUR SHAREHOLDERS:

     In the second quarter of 1997, equities investors concluded that inflation was just a bad dream after all and that "Captain Greenspan" was bringing the economy in for another soft landing. Blue chip stocks remained in the limelight, but smaller stocks participated in the surge. The Dow Jones Industrial Average (DJIA) gained 17.1%.


INVESTMENT RESULTS (a)

                                                                 Quarter
                                                ----------------------------------------
                                                  1st        2nd       3rd          4th          Year
                                                  ---        ---       ---          ---          ----
 1997:   Net Asset Value.....................    $9.98      $10.45       __          __            __
         Total Return........................     1.4%        4.7%       __          __            __
---------------------------------------------------------------------------------------------------------
 1996:   Net Asset Value.....................   $10.10      $10.16     $9.77       $9.84         $9.84
         Total Return........................     4.1%        0.6%      0.8%        2.2%          7.8%
---------------------------------------------------------------------------------------------------------
 1995:   Net Asset Value.....................    $9.94      $10.14    $10.41       $9.71         $9.71
         Total Return........................     3.9%        2.0%      2.7%        2.2%         11.2%
---------------------------------------------------------------------------------------------------------
 1994:   Net Asset Value.....................   $10.12      $10.11    $10.42       $9.57         $9.57
         Total Return........................     0.9%       (0.1)%     3.1%        0.6%          4.5%
---------------------------------------------------------------------------------------------------------
 1993:   Net Asset Value.....................      __       $10.10    $10.63      $10.03        $10.03
         Total Return........................      __         1.0%(b)   5.2%        2.6%          9.1%(b)
---------------------------------------------------------------------------------------------------------

      AVERAGE ANNUAL RETURNS - JUNE 30, 1997 (a)
      -----------------------------------------

  1 YEAR....................................   9.4%
  3 YEAR....................................   9.7%
  LIFE OF FUND (b)..........................   9.4%

                                          Dividend History
---------------------------------------------------------------------------------------
Payment (ex) Date                           Rate Per Share          Reinvestment  Price
-----------------                           --------------          -------------------
December 27, 1996                              $0.146                          $9.83
September 30, 1996                             $0.470                          $9.77
December 28, 1995                              $0.930                          $9.71
December 28, 1994                              $0.910                          $9.52
December 31, 1993                              $0.880                         $10.03

(a) Total return and average annual return reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their
original cost.   (b) From commencement of operations on May 14, 1993.

INVESTMENT PERFORMANCE

   For the second quarter ended June 30, 1997, the Gabelli ABC Fund's total return was 4.7%. The Fund is up 6.1% year-to-date. Since inception on May 14, 1993 through June 30, 1997, the Fund has a total return of 45.2%, which equates to an average annual return of 9.4%. The Fund, which seeks to achieve a positive return in various market environments, is meeting its objectives of providing an attractive rate of return without excessive risk of capital.

   Gabelli Funds, Inc.'s Performance Guaranty Program concluded on December 31, 1996. This program was unique because it provided investors the full upside potential of the investment while guaranteeing a minimum return of 5%.
Although the Performance Guaranty Program is not being offered for 1997, the Fund continues striving to achieve the same objectives.

COMMENTARY

   During the heyday of the leveraged buyout (LBO) in the 1980s, individuals did not have the opportunity to invest alongside leading LBO firms like Kohlberg, Kravis, Roberts (KKR) & Co. Now, they can and Gabelli ABC Fund shareholders are participating. To take advantage of current accounting regulations, LBO firms are no longer taking companies private by retiring all of a company's publicly held stock. Instead, they are leaving a small percentage (at least 13%) of equity ownership in public hands. These publicly traded shares are known as "stubs". This frees the companies from having to amortize goodwill against reported earnings. When LBO firms eventually unwind their large positions in these companies by selling equity back to the public, they can obtain a better price due to the companies' cleaner earnings records.

   We are exploiting this opportunity to "partner" with focused LBO firms by buying fundamentally attractive "stubs". Current examples in the portfolio include Amphenol Corporation (APH - $38.875 - NYSE), a Connecticut based manufacturer of electrical equipment, and Bruno's, Inc. (BRNO - $11.50 - NASDAQ), an Alabama based grocery chain. KKR, one of the most highly profitable leveraged buyout firms, created both of these "stubs". We continue to seek companies such as these that will allow us to participate in the investment strategies of the leading LBO firms.

LET'S TALK STOCKS

   The following are company specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Genentech, Inc. (GNE - $58.9375 - NYSE) is a leader in the biotechnology industry, making and marketing such products as Activase thrombolytic agent, Nutropin growth hormones and Actimmune. Hoffman-La Roche owns about 68% of Genentech's stock. Roche's option agreement to buy the remaining 32% has been revised by extending the option to 1999 and by increasing the purchase price to

$82.50 per share. The agreement has an attractive feature permitting GNE's shareholders to "put" their shares to Roche at $60 per share one month after the expiration date if Roche does not elect to buy the shares then outstanding.

Giddings & Lewis Inc. (GIDL - $20.875 - NASDAQ), a maker of machine tools and assembly line equipment, agreed to be acquired by Germany's Thyssen AG in a $675 million bid that topped a rival offer. Thyssen, a diversified German steelmaker, launched a $21 per share cash tender offer for all Giddings & Lewis' outstanding shares. The offer topped a $19 per share bid from Harnischfeger Industries Inc. (HPH - $42.875 - NYSE), also a machine-tools maker, which Giddings rejected in May. The acquisition would give Thyssen a manufacturing base in the U.S. while Giddings would benefit from the larger company's global presence and common ties to the automobile industry. The tender is subject to Thyssen receiving a majority of Giddings & Lewis' outstanding shares in the offer, as well as approval from U.S. and German regulators.

Integon Corp. (IN - $25.00 - NYSE) agreed to be acquired by General Motors Acceptance Corp., a unit of General Motors Corporation, for $700 million in cash and assumed debt. GMAC is seeking to increase its presence in the auto insurance market. The move comes after Integon retained Goldman, Sachs & Co., in the wake of steep first-quarter losses of $2.21 a share, to explore alternatives including a possible sale. Based in Winston Salem, N.C., Integon is a "nonstandard" automobile insurance company, offering insurance to customers who do not qualify for standard rates due to various risk factors, such as a poor driving record. The acquisition will help GMAC's insurance business reach a broader range of auto insurance customers. Under terms of the deal, GMAC will pay $26 per share in cash for each of Integon's 16 million outstanding shares. The transaction is conditioned upon acceptance by Integon shareholders, antitrust clearance, and North Carolina state insurance approval. The merger is expected to be completed by the end of the third quarter of 1997.

International Family Entertainment, Inc. (FAM - $34.375 - NYSE) is a Virginia-based entertainment company with production and distribution operations around the world. With such key assets as The Family Channel, MTM and Cable Health Club, FAM is a leading provider of cable programming oriented toward families. The Family Channel is performing exceptionally well, and MTM has been re-energized. FAM has created an exceptional franchise which attracted News Corporation Limited (NWS - $19.25 - NYSE), whose Fox Kids Worldwide Inc. unit agreed to buy FAM for $35 a share cash in a transaction valued at $1.9 billion.

Mafco Consolidated Group, Inc. (MFO - $33.50 - NYSE) completed its merger with Mafco Holdings Inc., which acquired the remaining 15 percent of Mafco Consolidated's publicly-held common shares for $33.50 a share, or $150.8 million in cash. Mafco Consolidated is a holding company, owning about 36% of M&F Worldwide Corp. (MFW - $8.75 - NYSE), a producer of licorice extract, and about 64% of Consolidated Cigar Holdings Inc. (CIG - $27.75 - NYSE).

Prime Service Inc. (PRS - $31.9375 - NYSE) signed a definitive agreement to be acquired by Atlas Copco AB, a Swedish maker of industrial machinery, through a $32 per share cash tender. Atlas Copco will pay a total of $900 million and assume $260 million in debt to acquire Prime Services, the second largest machinery rental company in the U.S. The bid comes as users of machinery such as forklifts and jackhammers are increasingly turning to the rental market to get the newest technology. Shareholders owning 74 percent of Prime Services agreed to accept the offer. Atlas Copco's products account for about 20 percent of Prime Services' rentals. The transaction cleared antitrust review and is only subject to Atlas Copco receiving a majority of Prime Services' shares in the offer.

Rhone-Poulenc Rorer, Inc. (RPR - $90.875 - NYSE) announced that its majority shareholder Rhone-Poulenc SA, was considering a $4.3 billion ($92-per-share) bid to acquire the 31.7% stake of Rhone-Poulenc Rorer that it does not already own. Rhone-Poulenc also said it will combine its chemicals and fibers and polymers activities into an independent company that will be floated on the stock market in 1998 whether or not it goes through with the Rhone-Poulenc Rorer buyout. The plan is the latest in a series of restructurings that have transformed the global chemical and pharmaceutical industries during the decade. Driven by a desire to break up conglomerates, most large groups that once had both chemicals and pharmaceutical business have opted for one activity or the other. The buyout offer will be presented to Rorer's board of directors and Rorer's independent directors are expected to form a special committee to evaluate the offer.

Southwest Gas Corporation (SWX - $19.875 - NYSE) is a natural gas utility based in Las Vegas, providing natural gas service to approximately 1.1 million residential, commercial and industrial customers in the fastest growing regions of the United States - Arizona, Nevada and parts of northern and southern California. The company added 63,000 customers during 1996, which was another record-breaking year.

Syratech Corporation (SYR - $32.125 - NYSE) was acquired by Boston financier Thomas H. Lee for about $281 million, expanding his portfolio of small to mid-size growth companies. Lee paid $32 a share for Syratech, a maker of gifts, silverware and Faberware pots and pans. Leonard Florence, Chairman and CEO of Syratech, and certain other executive officers of the company retained equity interests in the surviving entity having an aggregate value of at least $24 million. There were approximately 9 million Syratech shares outstanding, of which Mr. Florence owned approximately 32%. Shareholders could have elected to receive $32 per share in cash or retain as much 32% of their holdings in the form of the new company created after the merger. The Fund elected to retain shares in Syratech.

Tambrands Inc. (TMB - $49.875 - NYSE) agreed to be acquired by Procter & Gamble Company for $2 billion in cash and assumed debt. P&G will pay $50 a share in cash, or $1.85 billion, and assume $150 million in debt for Tambrands. The purchase would make P&G the largest producer of feminine hygiene products. P&G will give Tambrands the financial resources, marketing experience and distribution network to expand sales outside the U.S. While Tambrands has half of the U.S. tampon market, valued at $800 million, sales are much lower in foreign markets. P&G hopes to distribute Tampax in Latin America and Asia, which account for more than half of the world's population, yet contribute less than 5 percent of Tampax's volume sales. The transaction is expected to be completed during the third quarter of 1997.

MINIMUM INITIAL INVESTMENT - $1,000

   The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

NO LOAD - EFFECTIVE JANUARY 2, 1997

   Effective January 2, 1997, the Fund no longer imposes a front-end sales charge. All purchases made after January 1, 1997 are no-load, that is, without a sales charge. New and current shareholders may purchase shares of the Fund at any time.

GABELLI U.S. TREASURY MONEY MARKET FUND

   Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read the prospectus carefully before you invest or send money.

INTERNET

   You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

   The strength of the market is understandable considering today's favorable economic/earnings/interest rate backdrop and the enormous amount of money being poured into equities mutual funds. Although high by historical standards, current equities valuations may be justified as long as these "best of all possible worlds" market conditions can be sustained. If something happens to disrupt this comfortable scenario--our best guess is it may come in the form of more widespread earnings disappointments as the slowing economy begins to impact corporate profitability--the market could run into some trouble.

   We are encouraged by the broadening of this bull market and some evidence that investors are once again focusing on fundamental value instead of just momentum. Stock pickers across the land rejoice! Ongoing merger and acquisition activity should continue to provide a tailwind for our portfolio.

   The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABCX. Please call us during the business day for further information.

   As always, we thank you for your confidence in our investment abilities and will work hard to preserve and enhance the assets you have entrusted to us.


                                        Sincerely,


                                        /s/ MARIO J. GABELLI

                                        MARIO J. GABELLI, CFA
                                        Portfolio Manager and
                                        Chief Investment Officer

August 1, 1997


--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS
                                JUNE 30, 1997
                                -------------

International Family Entertainment, Inc.          Integon Corp.
Giddings & Lewis Inc.                             Syratech Corporation
Mafco Consolidated Group, Inc.                    Prime Service Inc.
Rhone-Poulenc Rorer, Inc.                         Southwest Gas Corporation
Tambrands Inc.                                    Genentech, Inc.

--------------------------------------------------------------------------------






NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                               MARKET
  SHARES                                                       VALUE
-----------                                                 ------------
               COMMON STOCKS -- 57.44%
               AVIATION: PARTS AND SERVICES -- 0.05%
      6,000    Hi-Shear Industries Inc.+................... $     14,063
                                                            ------------
               BROADCASTING -- 0.15%
      2,000    Gray Communications Systems, Inc. ..........       44,875
                                                            ------------
               BUSINESS SERVICES -- 2.37%
     22,500    Prime Service Inc.+ ........................      718,594
                                                            ------------
               CABLE -- 12.89%
      5,000    Cablevision Systems Corporation, Cl. A+.....      270,000
    100,000    International Family Entertainment, Inc.+...    3,437,499
      8,000    Tele-Communications, Inc./Liberty Media
                Group, Cl. A+..............................      190,000
                                                            ------------
                                                               3,897,499
                                                            ------------
               COMPUTER SOFTWARE AND SERVICES -- 0.08%
      1,000    DecisionOne Holdings Corp.+.................       22,750
                                                            ------------
               CONSUMER PRODUCTS -- 12.82%
     13,000    Carter-Wallace, Inc. .......................      232,375
      4,000    Kerr Group, Inc.+...........................       15,500
     60,000    Mafco Consolidated Group Inc. ..............    2,009,999
     32,500    Tambrands Inc. .............................    1,620,938
                                                            ------------
                                                               3,878,812
                                                            ------------
               DIVERSIFIED INDUSTRIAL -- 0.59%
     12,000    Katy Industries, Inc. ......................      178,500
                                                            ------------
               ENERGY -- 1.32%
     20,000    Southwest Gas Corporation...................      397,500
                                                            ------------
               ENTERTAINMENT -- 1.09%
      8,000    Topps Company Inc.+.........................       33,500
     10,000    Viacom Inc., Cl. A+.........................      296,875
                                                            ------------
                                                                 330,375
                                                            ------------
               EQUIPMENT AND SUPPLIES -- 8.50%
      7,000    Ampco-Pittsburgh Corporation................      102,813
      9,000    Amphenol Corporation, Cl. A+................      349,874
    100,000    Giddings & Lewis, Inc. .....................    2,087,499
        500    Sequa Corporation, Cl. A+...................       28,188
                                                            ------------
                                                               2,568,374
                                                            ------------
               HEALTH CARE -- 7.18%
      6,000    Genentech, Inc.+............................      353,625
     20,000    Rhone-Poulenc Rorer, Inc. ..................    1,817,501
                                                            ------------
                                                               2,171,126
                                                            ------------
               HOTELS/GAMING -- 0.61%
      3,000    ITT Corporation (New)+......................      183,188
                                                            ------------
               INSURANCE -- 4.14%
     50,000    Integon Corp.+..............................    1,250,000
                                                            ------------
               PAPER AND FOREST PRODUCTS -- 0.28%
      1,000    St Joe Corp. ...............................       83,750
                                                            ------------
               PUBLISHING -- 0.24%
      1,500    Harcourt General, Inc. .....................       71,438
                                                            ------------
               REAL ESTATE -- 0.02%
      1,000    Property Capital Trust......................        6,375
                                                            ------------
               RETAIL -- 3.94%
      5,000    Bruno's, Inc.+..............................       57,500
      3,000    Delchamps, Inc..............................       96,000
      6,000    Giant Food Inc., Cl. A......................      195,750
      5,000    Lillian Vernon Corporation..................       84,375
     23,630    Syratech Corporation+.......................      756,160
                                                            ------------
                                                               1,189,785
                                                            ------------
               TELECOMMUNICATIONS -- 0.99%
     15,000    Frontier Corporation........................ $    299,063
                                                            ------------
               WIRELESS COMMUNICATIONS -- 0.18%
      1,000    CommNet Cellular Inc.+......................       34,750
      2,500    TCI Satellite Entertainment Inc., Cl. A+....       19,688
                                                            ------------
                                                                  54,438
                                                            ------------
               TOTAL COMMON STOCKS.........................   17,360,505
                                                            ------------
               CONVERTIBLE PREFERRED STOCKS -- 0.58%
               PUBLISHING -- 0.20%
      1,000    Golden Books Family Entertainment, Inc.
                8.75% Cv. Pfd. (a).........................       61,375
                                                            ------------
               WIRELESS COMMUNICATIONS -- 0.38%
      4,000    AirTouch Communications Inc. 6.00% Cv. Pfd.,
                Cl. B+                                           114,000
                                                            ------------
               TOTAL CONVERTIBLE PREFERRED STOCKS..........      175,375
                                                            ------------
 PRINCIPAL
  AMOUNT       CONVERTIBLE CORPORATE BONDS -- 0.64%
-----------
               EQUIPMENT AND SUPPLIES -- 0.09%
  $  28,500    Fedders Corporation 8.50%, 06/15/12.........       28,215
                                                            ------------
               FOOD AND BEVERAGE -- 0.28%
    500,000    Flagstar Companies, Inc. Sub. Deb. Cv.
                10.00%, 11/01/14...........................       84,500
                                                            ------------
               RETAIL -- 0.27%
    100,000    General Host Corporation Sub. Deb. Cv.
                8.00%, 02/15/02............................       81,500
                                                            ------------
               TOTAL CONVERTIBLE CORPORATE BONDS...........      194,215
                                                            ------------
               CORPORATE BONDS -- 0.21%
               FOOD AND BEVERAGE -- 0.21%
    150,000    Flagstar Companies, Inc. 11.25%, 11/01/04...       62,250
                                                            ------------
               TOTAL CORPORATE BONDS.......................       62,250
                                                            ------------
               U.S. GOVERNMENT OBLIGATIONS -- 36.88%
 11,200,000    U.S. Treasury Bills 4.62% to 5.00%, due
                07/10/97 to 08/21/97.......................   11,146,823
                                                            ------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS...........   11,146,823
                                                            ------------
               TOTAL INVESTMENTS -- 95.75%
                (Cost -- $28,339,845)......................   28,939,168
               CASH AND OTHER ASSETS IN EXCESS OF
                LIABILITIES -- 4.25%.......................    1,283,272
                                                            ------------
               NET ASSETS -- 100.00%
                (2,891,014 shares outstanding)............. $ 30,222,440
                                                            ============
               NET ASSET VALUE AND REDEMPTION
                PRICE PER SHARE............................       $10.45
                                                                    ====

---------------

 (a)   -- Security exempt from registration under Rule
          144A of the Securities Act of 1933. This
          security may be resold in transactions exempt
          from registration, normally to qualified
          institutional buyers. At June 30, 1997, Rule
          144A securities amounted to $61,375 or 0.20% of
          net assets.
   +   -- Non-income producing security
          For Federal income tax purposes:
          Aggregate cost......................  $28,339,845
                                                ===========
          Gross unrealized appreciation.......  $   981,378
          Gross unrealized depreciation.......     (382,055)
                                                -----------
          Net unrealized appreciation.........  $   599,323
                                                ===========

    The accompanying notes are an integral part of the financial statements.

                              THE GABELLI ABC FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
----------------------------------------------------------

ASSETS:
  Investments in securities, at value (Cost
    $28,339,845)............................    $ 28,939,168
  Cash......................................           1,375
  Receivable for investments sold...........       3,215,075
  Dividends and interest receivable.........          47,507
  Deferred organizational expenses..........          21,138
                                                ------------
    TOTAL ASSETS............................      32,224,263
                                                ------------
LIABILITIES:
  Payable to Advisor........................          23,478
  Payable for distribution fees.............           5,877
  Payable for investments purchased.........       1,936,566
  Payable for Fund shares redeemed..........          31,115
  Other accrued expenses....................           4,787
                                                ------------
    TOTAL LIABILITIES.......................       2,001,823
                                                ------------
    NET ASSETS (applicable to 2,891,014
      shares outstanding)...................    $ 30,222,440
                                                ============
    NET ASSET VALUE AND REDEMPTION PRICE PER
      SHARE.................................    $      10.45
                                                ============
NET ASSETS CONSIST OF:
  Capital Stock, at par value...............    $      2,891
  Additional paid-in-capital................      28,515,275
  Accumulated net investment income.........         243,225
  Accumulated net realized gain on
    investments and foreign currency
    transactions............................         862,213
  Net unrealized appreciation on investments
    and assets and liabilities denominated
    in foreign currencies...................         598,836
                                                ------------
    NET ASSETS..............................    $ 30,222,440
                                                ============

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
----------------------------------------------------------

INCOME:
  Interest....................................    $   309,694
  Dividends...................................        194,818
                                                   ----------
    Total investment income...................        504,512
                                                   ----------
EXPENSES:
  Investment advisory fees....................        119,666
  Transfer and shareholder servicing agent....         39,157
  Distribution expenses.......................         29,916
  Legal and audit fees........................         17,671
  Printing and mailing........................         14,711
  Custodian fees and expenses.................         14,710
  Amortization of organization expenses.......         12,070
  Registration fees...........................          6,359
  Directors' fees and expenses................          4,000
  Miscellaneous...............................          3,792
                                                   ----------
    Total expenses............................        262,052
                                                   ----------
NET INVESTMENT INCOME.........................        242,460
                                                   ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
  Net realized gain on investments and foreign
    currency transactions.....................        843,327
  Net change in unrealized appreciation.......        432,883
                                                   ----------
    Net gain on investments...................      1,276,210
                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..................................    $ 1,518,670
                                                   ==========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        SIX MONTHS ENDED
                                                                                         JUNE 30, 1997           YEAR ENDED
                                                                                          (UNAUDITED)         DECEMBER 31, 1996
                                                                                        ----------------      -----------------
INCREASE IN NET ASSETS:
    Net investment income............................................................     $    242,460           $   570,427
    Net realized gain on investments and foreign currency transactions...............          843,327             1,086,110
    Net change in unrealized appreciation............................................          432,883               374,989
                                                                                           -----------           -----------
        Net increase in net assets resulting from operations.........................        1,518,670             2,031,526
                                                                                           -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income............................................................               --              (559,000)
    Net realized gain................................................................               --            (1,090,311)
                                                                                           -----------           -----------
                                                                                                    --            (1,649,311)
                                                                                           -----------           -----------
    Share transactions -- net........................................................        1,902,060             6,557,281
                                                                                           -----------           -----------
        Net increase in net assets...................................................        3,420,730             6,939,496

NET ASSETS:
    Beginning of period..............................................................       26,801,710            19,862,214
                                                                                           -----------           -----------
    End of period....................................................................     $ 30,222,440           $26,801,710
                                                                                           ===========           ===========

    The accompanying notes are an integral part of the financial statements.

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES. The primary investment objective of The Gabelli ABC Fund (the "Fund") is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund is a series of Gabelli Investor Funds, Inc. (the "Corporation"), incorporated in Maryland on October 30, 1992. The Fund is an open-end, non-diversified management investment company. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of their bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are maintained in U.S. dollars as follows:

(i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

(ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

SHORT SALES. The Fund is authorized to engage in short-selling, which obligates the Fund to replace the security borrowed and sold short by purchasing the security at current market value sometime in the future.

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or U.S. Government securities sufficient to cover its short position on a daily basis.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date, with realized gain or loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

2. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Advisor which provides that the Fund will pay the Advisor a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Advisor provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs, and pays the compensation of all Officers and Directors of the Fund who are its affiliates. The Advisor is obligated to reimburse the Fund in the event the Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state, currently believed to be 2.5% of the first $30 million of the Fund's average daily net assets (excluding taxes, interest, distribution expenses and extraordinary items). No such reimbursement was required during the six months ended June 30, 1997.

3. ORGANIZATION EXPENSES. The organization expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

4. DISTRIBUTION PLAN. The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Pursuant to this Plan, the Fund reimburses the Distributor, Gabelli & Company, Inc. ("Gabelli & Company"), an indirect wholly-owned subsidiary of the Advisor, for expenses incurred by the Distributor in connection with the distribution and activities primarily intended to result in the sale of shares of the Fund. The distribution expenses are reimbursed at an annual rate up to 0.25 percent of the value of the Fund's average daily net assets which accrue daily and are paid monthly. For the six months ended June 30, 1997, the Fund incurred distribution costs of $29,916, or 0.25% of average net assets. The Board of Directors approved that distribution costs incurred by Gabelli & Company totaling $209,073, which are in excess of the 0.25% limitation, may be recovered from the Fund in future periods.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 1997, other than U.S. government obligations and short-term securities, aggregated $45,420,882 and $42,175,186, respectively.

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 1997, the Fund paid brokerage commissions of $19,033 to Gabelli & Company and its affiliates.

7. CAPITAL STOCK TRANSACTIONS. Transactions in shares of common stock were as follows:

                                                                          Six Months Ended                   Year Ended
                                                                           June 30, 1997                  December 31, 1996
                                                                     --------------------------     -----------------------------
                                                                      Shares          Amount          Shares           Amount
                                                                     ---------     ------------     -----------     -------------
Shares sold.......................................................   1,003,685     $ 10,296,289       1,737,678     $  17,232,605
Shares issued upon reinvestment of dividends......................          --               --         159,323         1,558,644
Shares redeemed...................................................    (836,611)      (8,394,229)     (1,219,557)      (12,233,968)
                                                                     ---------      -----------      ----------      ------------
Net increase......................................................     167,074     $  1,902,060         677,444     $   6,557,281
                                                                     =========      ===========      ==========      ============

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                                                                                                 May 14, 1993
                                                Six Months Ended           Year Ended December 31,             (Commencement of
                                                 June 30, 1997      --------------------------------------    Operations) through
                                                  (Unaudited)             1996           1995       1994       December 31, 1993
                                                ----------------    ----------------    -------    -------    -------------------
OPERATING PERFORMANCE:
Net asset value, beginning of period.........       $   9.84            $   9.71        $  9.57    $ 10.03          $ 10.00
                                                     -------             -------        -------    -------           ------
Net investment income........................           0.08                0.21           0.21       0.33             0.29
Net realized and unrealized gain on
  investments................................           0.53                0.54           0.86       0.12             0.62
                                                     -------             -------        -------    -------           ------
Total from investment operations.............           0.61                0.75           1.07       0.45             0.91
                                                     -------             -------        -------    -------           ------
DISTRIBUTIONS:
Dividends from net investment income.........             --               (0.21)         (0.21)     (0.33)           (0.29)
Dividends from net realized gain on
  investments................................             --               (0.41)         (0.72)     (0.58)           (0.59)
                                                     -------             -------        -------    -------           ------
Total distributions..........................             --               (0.62)         (0.93)     (0.91)           (0.88)
                                                     -------             -------        -------    -------           ------
NET ASSET VALUE, END OF PERIOD...............       $  10.45            $   9.84        $  9.71    $  9.57          $ 10.03
                                                     =======             =======        =======    =======           ======
Total return(a)..............................           6.1%                7.8%          11.2%       4.5%             9.1%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....       $ 30,222            $ 26,801        $19,862    $24,419          $ 8,847
Ratio of operating expenses to average net
  assets(b)..................................          2.19%(c)            2.09%          2.10%      2.09%            2.75%(c)
Ratio of net investment income to average net
  assets(b)..................................          2.03%(c)            2.11%          1.83%      2.95%            2.96%(c)
Portfolio turnover rate......................           305%                343%           508%       490%             232%
Average commission rate(d)...................       $ 0.0483            $ 0.0499            --         --               --

---------------

(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(b) Net of expenses assumed by the Advisor equivalent to 0.14% and 0.82% of average net assets for 1994 and 1993, respectively.
(c) Annualized.
(d) For fiscal years beginning on or after September 1, 1995, the SEC requires the Fund to disclose its average commission rate paid per share of security.

                              THE GABELLI ABC FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                            E-MAIL: INFO@GABELLI.COM
                             HTTP://WWW.GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                     BOARD OF DIRECTORS

Mario J. Gabelli, CFA            Karl Otto Pohl
Chairman and Chief               Former President
Investment Officer               Deutsche Bundesbank
Gabelli Funds, Inc.

Anthony J. Colavita              Werner J. Roeder, MD
Attorney-at-Law                  Director of Surgery
Anthony J. Colavita, P.C.        Lawrence Hospital

Vincent D. Enright
Senior Vice President
and Chief Financial Officer
The Brooklyn Union Gas
Company

                          OFFICERS

Mario J. Gabelli, CFA            Bruce N. Alpert
President and                    Vice President and
Chief Investment Officer         Treasurer

James E. McKee
Secretary

                         DISTRIBUTOR
                   Gabelli & Company, Inc.

        CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
             State Street Bank and Trust Company

                        LEGAL COUNSEL
         Skadden, Arps, Slate, Meagher & Flom L.L.P.


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

                                                                        [PHOTO]

[THE GABELLI FUND LOGO]

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1997